UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): August 8, 2005
infoUSA Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

0-19598 (Commission File Number)	47-0751545 (I.R.S. Employer Identification No.)

5711 South 86th Circle Omaha, Nebraska (Address of Principal Executive Offices)	68127 (Zip Code)
(402) 593-4500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
(b)	On August 8, 2005, infoUSA Inc. (the “Company”) announced that Ray Butkus, the President of the Company’s Donnelley Marketing unit, is resigning from his post effective September 1, 2005. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.
(c)	Edward C. Mallin will become President of the Donnelley Marketing unit upon the effective date of Mr. Butkus’ resignation. Mr. Mallin (age 55) has served as President of the Company’s Walter Karl unit since June 1998 and has been employed by the Company since 1990. Additional information about Mr. Mallin appears in the Company’s Proxy Statement for its 2005 Annual Meeting of Stockholders held on April 29, 2005 and is incorporated herein by reference.
ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
(c)	Exhibits. The following exhibits are furnished herewith:

Exhibit 99.1 Press Release dated August 8, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

infoUSA, Inc. (Registrant)
Date: August 8, 2005	By:	/s/ RAJ DAS
Raj Das,
Chief Financial Officer

Exhibit Index
     Exhibit 99.1 Press Release dated August 8, 2005